Exhibit 99

Chemed Reports Fourth-Quarter 2007 Results

CINCINNATI--(BUSINESS WIRE)--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its fourth quarter ended December 31, 2007, versus the comparable prior-year period, as follows:

Consolidated operating results from Continuing Operations:

  Revenue increased 5.1% to $286 million
  Diluted EPS from Continuing Operations of $.83
  Diluted EPS from Continuing Operations, excluding special items, of $.92
  Full-year diluted EPS from Continuing Operations, excluding special items, of $3.16

VITAS segment operating results from Continuing Operations:

  Net Patient Revenue of $197 million, up 5.9%
  Average Daily Census (ADC) of 11,660, up 4.3%
  Admissions of 13,594, an increase of 2.3%
  Average Length of Stay in the quarter of 75.7 days
  Net income of $16.8 million
  Adjusted EBITDA of $28.4 million

Roto-Rooter segment operating results:

  Revenue of $89 million, an increase of 3.3%
  Job count of 204,875
  Net Income of $9.7 million
  Adjusted EBITDA of $19.0 million

VITAS

VITAS generated 13,594 admissions in the quarter, which represents an increase of 2.3% over the prior year. Discharges totaled 13,700, an increase of 3.8%, and ADC in the quarter increased 4.3%, to 11,660. VITAS’ Average Length of Stay (ALOS) for patients discharged in the quarter was 75.7 days. This compares to an ALOS of 76.7 days in the third quarter of 2007 and is equal to the ALOS in the fourth quarter of 2006. Median Length of Stay (MLOS) was 14 days.

Net revenue for VITAS was $197 million in the fourth quarter of 2007, which is an increase of 5.9% over the prior-year period. This revenue growth was the result of increased ADC of 4.3%, a Medicare price increase of approximately 3%, partially offset by the continued shift in revenue mix from high acuity care to routine home care.

In the fourth quarter of 2006, high acuity days-of-care was 8.68% of total days-of-care. High acuity days-of-care averaged 8.39% in the first quarter of 2007, 8.04% in the second quarter, 8.01% in the third quarter and 7.97% in the fourth quarter of 2007.

This mix shift from high acuity care to routine home care negatively impacted revenue growth by $3.8 million in the quarter. Routine home care reimbursement and high acuity care averaged $144.97 and $632.49, respectively, per patient per day in the fourth quarter of 2007. Any shift in revenue mix will have a noticeable impact on overall revenue given the significant disparity in reimbursement. However, given the relatively low profitability margin on high acuity care, this mix shift had minimal impact on gross profit and net income.

VITAS did not have any billing restrictions related to Medicare Cap for its fourth-quarter 2007 operating activity. As of December 31, 2007, VITAS has not accrued any Medicare billing restrictions for the 2008 or 2007 Cap years.

VITAS measures its Medicare Cap cushion, or Medicare Cap liability, on a program-by-program basis. Of VITAS' 37 unique Medicare provider numbers, 29 provider numbers, or 78%, have a Cap cushion greater than 20% on a trailing twelve-month basis, four provider numbers are between 15% and 20%, one is between 10% and 15%, and three provider numbers have Cap cushion ranging between 4% and 9%. VITAS had aggregate Cap cushion in excess of $219 million on a trailing twelve-month basis.

Gross margin in the fourth quarter of 2007 was 23.2%. This is a 70 basis point improvement over the prior-year quarter. Selling, general and administrative expense was $17.3 million in the fourth quarter of 2007, which is an increase of 5.2% over the prior year. Adjusted EBITDA totaled $28.4 million, an increase of 11% over the prior year and equates to an adjusted EBITDA margin of 14.4%, an increase of 63 basis points over the fourth quarter of 2006.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $89 million for the fourth quarter of 2007, 3.3% higher than the $86 million reported in the comparable prior-year quarter. Net income for the quarter was $9.7 million. The fourth quarter net income includes a $1.9 million pretax and $1.2 million aftertax charge for a tentative settlement of a class action lawsuit that alleged wage and hour violations in California. This suit claimed Roto-Rooter failed to provide meal and break time as well as credit for work time beginning from the first call to dispatch rather than arrival at the day’s first assignment. Excluding this tentative settlement, net income in the fourth quarter of 2007 increased 12%. Adjusted EBITDA in the fourth quarter of 2007 totaled $19.0 million, an increase of 10.5% over the fourth quarter of 2006 and equated to an adjusted EBITDA margin of 21.5%, an increase of 140 basis points over the prior-year period.

Job count in the fourth quarter of 2007 declined 2.8% when compared to the prior-year period, and increased 3.3% sequentially. Total residential jobs declined 0.8% and consisted of residential plumbing jobs increasing 4.5% and residential drain cleaning jobs declining 3.1%, when compared to the fourth quarter of 2006. Residential jobs represent approximately 70% of total job count.

Total commercial jobs declined 7.3% with commercial plumbing job count declining 1.6% and commercial drain cleaning decreasing 10.0%, over the prior-year quarter. A significant portion of the commercial job count decline is attributed to the elimination of low revenue, low margin commercial business. This mix shift has favorably impacted the average revenue per commercial job, which increased 8.0% in the fourth quarter of 2007 and has increased 10.6% on a year-to-date basis.

Guidance for 2008

VITAS is estimated to generate full-year revenue growth from continuing operations, prior to Medicare Cap, of 7.0% to 8.0%. Admissions are estimated to increase 4.0% to 5.0% and adjusted EBITDA margin, prior to Medicare Cap, of 14.2% to 15.0%. This guidance assumes the hospice industry receives a full Medicare basket price increase of 3.0% in the fourth quarter of 2008. Full calendar year 2008 Medicare contractual billing limitations are estimated at $5.0 million.

Roto-Rooter is estimated to generate a 6.0% to 8.0% increase in revenue in 2008, job count growth from flat to 1.0% and adjusted EBITDA margin in the range of 19.5% to 20.5%.

Based upon these factors, an effective tax rate of 38.5% and an average diluted share count for 2008 of 24.55 million shares, our estimate is that full-year 2008 earnings per diluted share from continuing operations, excluding noncash expenses for stock options and charges or credits not indicative of ongoing operations, will be in the range of $3.60 to $3.70.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, February 22, 2008, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is (800) 265-0241 for U.S. and Canadian participants and (617) 847-8704 for international participants. The participant passcode is 41680742. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers and will be available for one week following the live call. The replay passcode is 32730528. An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 11,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA and adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed’s financial performance. Chemed provides EBITDA and adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed’s net income to its adjusted EBITDA is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
Continuing Operations
Service revenues and sales	$285,729	$271,903	$1,100,058	$1,018,587
Cost of services provided and goods sold	197,221	189,586	767,066	730,123
Selling, general and administrative expenses (aa)	47,374	44,969	184,060	161,183
Depreciation	5,221	4,390	20,118	16,775
Amortization	1,369	1,287	5,270	5,255
Other operating expenses--net (aa)	1,927	-	789	272
Total costs and expenses	253,112	240,232	977,303	913,608
Income from operations	32,617	31,671	122,755	104,979
Interest expense	(1,587)	(3,742)	(11,244)	(17,468)
Loss on extinguishment of debt (aa)	-	-	(13,798)	(430)
Loss from impairment of investment (aa)	-	-	-	(1,445)
Other income--net	1,057	1,914	4,125	4,648
Income before income taxes	32,087	29,843	101,838	90,284
Income taxes (aa)	(11,882)	(10,584)	(39,063)	(32,562)
Income from continuing operations	20,205	19,259	62,775	57,722
Discontinued Operations (bb)	-	(1,626)	1,201	(7,071)
Net Income	$20,205	$17,633	$63,976	$50,651

Earnings Per Share
Income from continuing operations	$0.84	$0.74	$2.56	$2.21
Net Income	$0.84	$0.68	$2.61	$1.94
Average number of shares outstanding	23,959	26,030	24,520	26,118
Diluted Earnings Per Share
Income from continuing operations	$0.83	$0.73	$2.50	$2.16
Net Income	$0.83	$0.67	$2.55	$1.90
Average number of shares outstanding	24,460	26,411	25,077	26,669

(aa)	Included in the consolidated statement of income are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
Continuing Operations
Selling, general and administrative expenses
Stock option expense	$(1,591)	$(596)	$(4,665)	$(1,211)
Costs associated with OIG investigation	(39)	(250)	(227)	(1,068)
Long-term incentive compensation	-	-	(7,067)	-
Other	-	467	467	467
Other operating expenses -- net
Costs related to litigation settlements	(1,927)	-	(1,927)	(272)
Gain on sale of property	-	-	1,138	-
Loss from impairment of investment	-	-	-	(1,445)
Loss on extinguishment of debt	-	-	(13,798)	(430)
Pretax impact on earnings	(3,557)	(379)	(26,079)	(3,959)
Income tax benefit on the above	1,355	142	9,623	1,464
Income tax benefit from finalizing prior years' returns	-	324	-	2,115
Aftertax impact on continuing operations	$(2,202)	$87	$(16,456)	$(380)

(bb)	Discontinued operations include (in thousands):

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
VITAS' Phoenix operation, discontinued in 2006	$-	$(1,653)	$1,201	$(4,872)
Patient Care, discontinued in 2002	-	53	-	(1,426)
Service America, discontinued in 2004	-	(25)	-	(32)
Adjustments related to other discontinued operations	-	(1)	-	(741)
Total discontinued operations	$-	$(1,626)	$1,201	$(7,071)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2007	2006
Assets
Current assets
Cash and cash equivalents	$4,988	$29,274
Accounts receivable less allowances	103,113	93,086
Inventories	6,596	6,578
Current deferred income taxes	14,212	17,789
Current assets of discontinued operations	-	5,418
Prepaid expenses and other current assets	10,496	9,968
Total current assets	139,405	162,113
Investments of deferred compensation plans held in trust	29,417	25,713
Notes receivable	9,701	14,701
Properties and equipment, at cost less accumulated depreciation	74,513	70,140
Identifiable intangible assets less accumulated amortization	65,177	69,215
Goodwill	438,689	435,050
Noncurrent assets of discontinued operations	-	287
Other assets	15,411	16,068
Total Assets	$772,313	$793,287

Liabilities
Current liabilities
Accounts payable	$48,111	$49,744
Current portion of long-term debt	10,162	209
Income taxes	4,221	6,765
Accrued insurance	36,337	38,457
Accrued compensation	40,072	35,990
Current liabilities of discontinued operations	-	12,215
Other current liabilities	13,929	22,684
Total current liabilities	152,832	166,064
Deferred income taxes	5,802	26,301
Long-term debt	214,669	150,331
Deferred compensation liabilities	29,149	25,514
Other liabilities	5,512	3,716
Total Liabilities	407,964	371,926
Stockholders' Equity
Capital stock	29,261	28,850
Paid-in capital	267,312	252,639
Retained earnings	278,336	215,517
Treasury stock, at cost	(213,041)	(78,064)
Deferred compensation payable in Company stock	2,481	2,419
Total Stockholders' Equity	364,349	421,361
Total Liabilities and Stockholders' Equity	$772,313	$793,287

Book Value Per Share	$15.21	$16.32

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended
	December 31,
	2007	2006
Cash Flows from Operating Activities
Net income	$63,976	$50,651
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,388	22,030
Provision for uncollectible accounts receivable	8,373	8,169
Provision for deferred income taxes	8,113	7,408
Write off unamortized debt issuance costs	7,235	430
Noncash portion of long-term incentive compensation	6,154	-
Discontinued operations	(1,201)	7,071
Amortization of debt issuance costs	1,186	1,774
Loss on impairment of investment	-	1,445
Noncash long-term incentive compensation	-	-
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(18,416)	(12,527)
Decrease/(increase) in inventories	(18)	(78)
Decrease/(increase) in prepaid expenses and other current assets
	(549)	(2,188)
Increase/(decrease) in accounts payable and other current liabilities
	(8,299)	(13,017)
Increase in income taxes	6,321	18,726
Increase in other assets	(3,655)	(722)
Increase/(decrease) in other liabilities	4,426	3,788
Excess tax benefit on share-based compensation	(3,091)	(5,600)
Noncash expense of internally financed ESOPs	-	-
Other sources/(uses)	3,641	2,109
Net cash provided by continuing operations	99,584	89,469
Net cash provided/(used) by discontinued operations	-	9,120
Net cash provided by operating activities	99,584	98,589
Cash Flows from Investing Activities
Capital expenditures	(26,640)	(21,987)
Net uses from disposals of discontinued operations	(5,402)	(922)
Proceeds from sales of property and equipment	3,104	347
Business combinations, net of cash acquired	(1,079)	(4,145)
Other uses	(1,701)	(1,025)
Net cash used by investing activities	(31,718)	(27,732)
Cash Flows from Financing Activities
Proceeds from issuance of long-term debt	300,000	-
Repayment of long-term debt	(225,709)	(84,563)
Purchases of treasury stock	(131,704)	(19,885)
Purchase of note hedges	(55,100)	-
Proceeds from issuance of warrants	27,614	-
Excess tax benefit on share-based compensation	3,091	5,600
Debt issuance costs	(6,949)	(154)
Dividends paid	(5,888)	(6,322)
Proceeds from exercise of stock options	2,467	3,861
Increase in cash overdraft payable	(919)	2,571
Other sources	945	176
Net cash used by financing activities	(92,152)	(98,716)
Decrease in Cash and Cash Equivalents	(24,286)	(27,859)
Cash and cash equivalents at beginning of year	29,274	57,133
Cash and cash equivalents at end of year	$4,988	$29,274

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2007
Service revenues and sales	$197,202	$88,527	$-	$285,729
Cost of services provided and goods sold	151,476	45,745	-	197,221
Selling, general and administrative expenses (a)	17,288	25,484	4,602	47,374
Depreciation	3,069	2,075	77	5,221
Amortization	996	13	360	1,369
Other operating expense (a)	-	1,927	-	1,927
Total costs and expenses	172,829	75,244	5,039	253,112
Income/(loss) from operations	24,373	13,283	(5,039)	32,617
Interest expense	(43)	1	(1,545)	(1,587)
Intercompany interest income/(expense)	1,902	1,317	(3,219)	-
Other income—net	23	194	840	1,057
Income/(loss) before income taxes	26,255	14,795	(8,963)	32,087
Income taxes (a)	(9,484)	(5,067)	2,669	(11,882)
Net income/(loss)	$16,771	$9,728	$(6,294)	$20,205

2006
Service revenues and sales	$186,219	$85,684	$-	$271,903
Cost of services provided and goods sold	144,347	45,239	-	189,586
Selling, general and administrative expenses (b)	16,426	25,345	3,198	44,969
Depreciation	2,421	1,882	87	4,390
Amortization	964	16	307	1,287
Total costs and expenses	164,158	72,482	3,592	240,232
Income/(loss) from operations	22,061	13,202	(3,592)	31,671
Interest expense	(35)	(87)	(3,620)	(3,742)
Intercompany interest income/(expense)	1,583	1,108	(2,691)	-
Other income—net	(7)	721	1,200	1,914
Income/(loss) before income taxes	23,602	14,944	(8,703)	29,843
Income taxes (b)	(8,457)	(5,203)	3,076	(10,584)
Income/(loss) from continuing operations	15,145	9,741	(5,627)	19,259
Discontinued operations	(1,653)	-	27	(1,626)
Net income/(loss)	$13,492	$9,741	$(5,600)	$17,633

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2007
Service revenues and sales	$755,426	$344,632	$-	$1,100,058
Cost of services provided and goods sold	586,435	180,631	-	767,066
Selling, general and administrative expenses (a)	65,103	96,266	22,691	184,060
Depreciation	11,446	8,365	307	20,118
Amortization	3,984	54	1,232	5,270
Other operating expense/(income) (a)	-	1,927	(1,138)	789
Total costs and expenses	666,968	287,243	23,092	977,303
Income/(loss) from operations	88,458	57,389	(23,092)	122,755
Interest expense	(146)	(495)	(10,603)	(11,244)
Intercompany interest income/(expense)	7,254	4,993	(12,247)	-
Loss on extinguishment of debt (a)	-	-	(13,798)	(13,798)
Other income—net	(11)	820	3,316	4,125
Income/(loss) before income taxes	95,555	62,707	(56,424)	101,838
Income taxes (a)	(35,722)	(23,856)	20,515	(39,063)
Income/(loss) from continuing operations	59,833	38,851	(35,909)	62,775
Discontinued operations	1,201	-	-	1,201
Net income/(loss)	$61,034	$38,851	$(35,909)	$63,976

2006
Service revenues and sales	$699,092	$319,495	$-	$1,018,587
Cost of services provided and goods sold	557,260	172,863	-	730,123
Selling, general and administrative expenses (b)	56,961	92,495	11,727	161,183
Depreciation	8,753	7,665	357	16,775
Amortization	3,916	72	1,267	5,255
Other operating expense (b)	272	-	-	272
Total costs and expenses	627,162	273,095	13,351	913,608
Income/(loss) from operations	71,930	46,400	(13,351)	104,979
Interest expense	(191)	(368)	(16,909)	(17,468)
Intercompany interest income/(expense)	5,329	3,997	(9,326)	-
Loss on extinguishment of debt (b)	-	-	(430)	(430)
Loss from impairment of investment (b)	-	-	(1,445)	(1,445)
Other income—net	55	1,173	3,420	4,648
Income/(loss) before income taxes	77,123	51,202	(38,041)	90,284
Income taxes (b)	(28,705)	(18,748)	14,891	(32,562)
Income/(loss) from continuing operations	48,418	32,454	(23,150)	57,722
Discontinued operations	(4,872)	-	(2,199)	(7,071)
Net income/(loss)	$43,546	$32,454	$(25,349)	$50,651

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2007
Net income/(loss)	$16,771	$9,728	$(6,294)	$20,205
Add/(deduct):
Interest expense	43	(1)	1,545	1,587
Income taxes	9,484	5,067	(2,669)	11,882
Depreciation	3,069	2,075	77	5,221
Amortization	996	13	360	1,369
EBITDA	30,363	16,882	(6,981)	40,264
Add/(deduct):
Lawsuit settlement	-	1,927	-	1,927
Stock option expense	-	-	1,591	1,591
Legal expenses of OIG investigation	39	-	-	39
Advertising cost adjustment (c)	-	1,532	-	1,532
Interest income	(61)	(19)	(616)	(696)
Intercompany interest (income)/expense	(1,902)	(1,317)	3,219	-
Adjusted EBITDA	$28,439	$19,005	$(2,787)	$44,657

2006
Net income/(loss)	$13,492	$9,741	$(5,600)	$17,633
Add/(deduct):
Discontinued operations	1,653	-	(27)	1,626
Interest expense	35	87	3,620	3,742
Income taxes	8,457	5,203	(3,076)	10,584
Depreciation	2,421	1,882	87	4,390
Amortization	964	16	307	1,287
EBITDA	27,022	16,929	(4,689)	39,262
Add/(deduct):
Stock option expense	-	-	596	596
Legal expenses of OIG investigation	250	-	-	250
Other	-	-	(467)	(467)
Advertising cost adjustment (c)	-	1,395	-	1,395
Interest income	(14)	(16)	(684)	(714)
Intercompany interest (income)/expense	(1,583)	(1,108)	2,691	-
Adjusted EBITDA	$25,675	$17,200	$(2,553)	$40,322

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2007
Net income/(loss)	$61,034	$38,851	$(35,909)	$63,976
Add/(deduct):
Discontinued operations	(1,201)	-	-	(1,201)
Interest expense	146	495	10,603	11,244
Income taxes	35,722	23,856	(20,515)	39,063
Depreciation	11,446	8,365	307	20,118
Amortization	3,984	54	1,232	5,270
EBITDA	111,131	71,621	(44,282)	138,470
Add/(deduct):
Long-term incentive compensation	-	-	7,067	7,067
Lawsuit settlement	-	1,927	-	1,927
Stock option expense	-	-	4,665	4,665
Legal expenses of OIG investigation	227	-	-	227
Gain on sale of property	-	-	(1,138)	(1,138)
Other	-	-	(467)	(467)
Loss on extinguishment of debt	-	-	13,798	13,798
Advertising cost adjustment (c)	-	601	-	601
Interest income	(151)	(377)	(2,776)	(3,304)
Intercompany interest (income)/expense	(7,254)	(4,993)	12,247	-
Adjusted EBITDA	$103,953	$68,779	$(10,886)	$161,846

2006
Net income/(loss)	$43,546	$32,454	$(25,349)	$50,651
Add/(deduct):
Discontinued operations	4,872	-	2,199	7,071
Interest expense	191	368	16,909	17,468
Income taxes	28,705	18,748	(14,891)	32,562
Depreciation	8,753	7,665	357	16,775
Amortization	3,916	72	1,267	5,255
EBITDA	89,983	59,307	(19,508)	129,782
Add/(deduct):
Loss from impairment of investment	-	-	1,445	1,445
Lawsuit settlement	272	-	-	272
Stock option expense	-	-	1,211	1,211
Legal expenses of OIG investigation	1,068	-	-	1,068
Other	-	-	(467)	(467)
Loss on extinguishment of debt	-	-	430	430
Advertising cost adjustment (c)	-	323	-	323
Interest income	(114)	(85)	(2,492)	(2,691)
Intercompany interest (income)/expense	(5,329)	(3,997)	9,326	-
Adjusted EBITDA	$85,880	$55,548	$(10,055)	$131,373

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(in thousands, except per share data)(unaudited)

		Three Months Ended		Year Ended
		December 31,		December 31,
		2007	2006	2007	2006
Net income as reported		$20,205	$17,633	$63,976	$50,651

Add/(deduct):
Discontinued operations		-	1,626	(1,201)	7,071
Aftertax loss on impairment of investment		-	-	-	918
Aftertax costs related to litigation settlements		1,168	-	1,168	169
Prior-period tax adjustments		-	(324)	-	(2,115)
Aftertax cost of long-term incentive compensation		-	-	4,427	-
Aftertax stock option expense		1,010	378	2,962	769
Aftertax cost of legal expenses of OIG investigation		24	155	141	662
Aftertax other		-	(296)	(296)	(296)
Aftertax gain on sale of property	.	-	-	(724)
Aftertax cost of loss on extinguishment of debt		-	-	8,778	273

Adjusted income from continuing operations		$22,407	$19,172	$79,231	$58,102

Earnings Per Share As Reported
Net income		$0.84	$0.68	$2.61	$1.94
Average number of shares outstanding		23,959	26,030	24,520	26,118
Diluted Earnings Per Share As Reported
Net income		$0.83	$0.67	$2.55	$1.90
Average number of shares outstanding		24,460	26,411	25,077	26,669

Adjusted Earnings Per Share
Income from continuing operations		$0.94	$0.74	$3.23	$2.22
Average number of shares outstanding		23,959	26,030	24,520	26,118
Adjusted Diluted Earnings Per Share
Income from continuing operations		$0.92	$0.73	$3.16	$2.18
Average number of shares outstanding		24,460	26,411	25,077	26,669

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
OPERATING STATISTICS
Net revenue ($000) (d)
Homecare	$143,125	$132,082	$546,872	$492,012
Inpatient	23,927	23,316	92,995	89,882
Continuous care	30,150	31,509	115,801	121,096
Total before Medicare cap allowance	$197,202	$186,907	$755,668	$702,990
Medicare cap allowance	-	(688)	(242)	(3,898)
Total	$197,202	$186,219	$755,426	$699,092
Net revenue as a percent of total before Medicare cap allowance

Homecare	72.6%	70.6%	72.4%	70.0%
Inpatient	12.1	12.5	12.3	12.8
Continuous care	15.3	16.9	15.3	17.2
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	(0.4)	-	(0.6)
Total	100.0%	99.6%	100.0%	99.4%
Average daily census ("ADC") (days)
Homecare	7,121	6,636	6,966	6,333
Nursing home	3,610	3,567	3,581	3,501
Routine homecare	10,731	10,203	10,547	9,834
Inpatient	417	411	417	411
Continuous care	512	560	513	555
Total	11,660	11,174	11,477	10,800

Total Admissions	13,594	13,291	54,798	52,736
Total Discharges	13,700	13,199	54,530	51,552
Average length of stay (days)	75.7	75.7	76.5	71.9
Median length of stay (days)	14.0	14.0	13.0	13.0
ADC by major diagnosis
Neurological	32.8%	33.7%	33.1%	33.4%
Cancer	20.4	19.7	20.1	20.2
Cardio	13.5	14.7	14.1	14.8
Respiratory	6.8	7.0	6.8	7.1
Other	26.5	24.9	25.9	24.5
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	18.5%	19.8%	18.5%	19.8%
Cancer	36.6	35.3	36.1	35.5
Cardio	11.9	12.7	12.6	13.1
Respiratory	7.3	7.2	7.5	7.3
Other	25.7	25.0	25.3	24.3
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	51.6%	49.7%	51.1%	49.0%
Inpatient	18.8	19.4	18.4	20.0
Continuous care	17.6	17.0	18.0	18.2
Homecare margin drivers
(dollars per patient day)
Labor costs	$49.59	$49.72	$49.14	$49.38
Drug costs	7.73	8.17	7.90	8.12
Home medical equipment	5.91	5.81	5.78	5.63
Medical supplies	2.49	2.28	2.25	2.17
Inpatient margin drivers
(dollars per patient day)
Labor costs	$272.46	$261.55	$265.47	$259.25
Continuous care margin drivers
(dollars per patient day)
Labor costs	$506.72	$486.46	$486.90	$468.13
Bad debt expense as a percent of revenues	1.0%	1.0%	0.9%	0.9%
Accounts receivable --
days of revenue outstanding	43.4	38.7	N.A.	N.A.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES FOOTNOTES TO FINANCIAL STATEMENTS FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2007 AND 2006
(unaudited)

(a)

Included in the results of operations for the three months and years ended December 31, 2007 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended December 31, 2007
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses
	Costs associated with OIG investigation	$(39)	$-	$-	$(39)
	Stock option expense	-	-	(1,591)	(1,591)
	Other operating expense - net
	Costs related to litigation settlement	-	(1,927)	-	(1,927)
	Pretax impact on earnings	(39)	(1,927)	(1,591)	(3,557)
	Income tax benefit/(charge) on the above	15	759	581	1,355
	Aftertax impact on earnings	$(24)	$(1,168)	$(1,010)	$(2,202)

		Year Ended December 31, 2007
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses
	Long-term incentive compensation	$-	$-	$(7,067)	$(7,067)
	Costs associated with OIG investigation	(227)	-	-	(227)
	Stock option expense	-	-	(4,665)	(4,665)
	Other	-	-	467	467
	Other operating expense/(income)
	Costs related to litigation settlement	-	(1,927)	-	(1,927)
	Gain on sale of property	-	-	1,138	1,138
	Loss on extinguishment of debt	-	-	(13,798)	(13,798)
	Pretax impact on earnings	(227)	(1,927)	(23,925)	(26,079)
	Income tax benefit/(charge) on the above	86	759	8,778	9,623
	Aftertax impact on earnings	$(141)	$(1,168)	$(15,147)	$(16,456)

(b)

Included in the results of operations for the three months and years ended December 31, 2006 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended December 31, 2006
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses
	Costs associated with OIG investigation	$(250)	$-	$-	$(250)
	Stock option expense	-	-	(596)	(596)
	Other	-	-	467	467
	Pretax impact on earnings	(250)	-	(129)	(379)
	Income tax benefit on the above	95	-	47	142
	Income tax benefit from finalizing prior years' returns	-	324	-	324
	Aftertax impact on earnings	$(155)	$324	$(82)	$87

		Year Ended December 31, 2006
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses
	Costs associated with OIG investigation	$(1,068)	$-	$-	$(1,068)
	Stock option expense	-	-	(1,211)	(1,211)
	Other	-	-	467	467
	Other operating expense
	Costs related to litigation settlement	(272)	-	-	(272)
	Loss from impairment of investment	-	-	(1,445)	(1,445)
	Loss on extinguishment of debt	-	-	(430)	(430)
	Pretax impact on earnings	(1,340)	-	(2,619)	(3,959)
	Income tax benefit on the above	509	-	955	1,464
	Income tax benefit from finalizing prior years' returns	-	1,251	864	2,115
	Aftertax impact on earnings	$(831)	$1,251	$(800)	$(380)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2007 and 2006, GAAP advertising expense for Roto-Rooter totaled $7,330,000 and $6,579,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2007 and 2006 would total $5,798,000 and $5,184,000, respectively. For the years ended December 31, 2007 and 2006, GAAP advertising expense for Roto-Rooter totaled $22,980,000 and $20,563,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2007 and 2006 would total 22,379,000 and $20,240,000, respectively.

(d)

VITAS has 6 large (greater than 450 ADC), 15 medium (greater than 200 but less than 450 ADC) and 22 small (less than 200 ADC) hospice programs. There are two programs continuing at December 31, 2007 with Medicare cap cushion of less than 10% for the 2007 measurement period.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901